UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2017

The Boston Beer Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	001-14092	04-3284048
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Design Center Place, Suite 850, Boston, Massachusetts		02210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(617) 368-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Named Executive Officer Bonuses and Salaries

The Compensation Committee of the Company’s Board of Directors met on February 16, 2017, and reviewed the Company’s performance against certain bonus goal targets for its fiscal year ended December 31, 2016 (“Fiscal Year 2016”). The bonus goals for each of the Company’s Named Executive Officers for Fiscal Year 2016 are based entirely on the Company’s performance against certain “Company Goals”, which consisted of achieving: (1) certain depletions growth targets in 2016 over 2015, which are weighted as 60% of the Company Goals; (2) certain EBITDA targets, which are weighted as 25% of the Company Goals; and (3) certain resource efficiency and cost savings targets, which are weighted as 15% of the Company Goals. Bonus payouts for the Company’s Named Executive Officers are determined in accordance with a scale that provides for between 0% and 150% payout, based on the Company’s performance against these Company Goals. Assessment of the achievement of the Company Goals is within the purview of the Compensation Committee.

The Committee determined that the Company achieved 15.98% of its Company Goals in 2016 and correspondingly approved the bonus payouts of the Company’s Fiscal Year 2016 Named Executive Officers, namely President and Chief Executive Officer Martin F. Roper, Treasurer and Chief Financial Officer Frank H. Smalla, Chief Sales Officer John C. Geist, Chief Marketing Officer Jonathan N. Potter, and Senior Vice President, Supply Chain Quincy B. Troupe. Former Treasurer and Chief Financial Officer William F. Urich retired in February 2016 and is therefore not eligible for a bonus for Fiscal Year 2016. Based on the Company’s performance against the Company Goals in 2016, the Committee approved bonuses of:

$100,099 for Mr. Roper, or 15.98% of his potential bonus;
$47,940 for Mr. Smalla, or 15.98% of his potential bonus;
$47,940 for Mr. Geist, or 15.98% of his potential bonus;
$16,057 for Mr. Potter, or 15.98% of his potential bonus; and
$26,352 for Mr. Troupe, or 15.98% of his potential bonus.

The Committee also approved 2017 base salaries for its currently serving Named Executive Officers of:

$783,000 for Mr. Roper, no increase from his 2016 base salary;
$505,000 for Mr. Smalla, a 1.0% increase from his 2016 base salary;
$505,000 for Mr. Geist, a 1.0% increase from his 2016 base salary;
$479,750 for Mr. Potter, a 1.0% increase from his 2016 base salary; and
$353,500 for Mr. Troupe, a 1.0% increase from his 2016 base salary.

The salary increases are effective as of March 26, 2017, the same date that any salary increases for other employees will take effect. In the event that that effective date is changed for other employees, the date will change in a corresponding manner for the Named Executive Officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc.

February 22, 2017	By:	Martin F. Roper

Name: Martin F. Roper
Title: Chief Executive Officer